SUPPLEMENT DATED JUNE 22, 2020
To the following variable annuity prospectuses dated May 1, 2020:
ALLIANZ VISIONSM
For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013
ALLIANZ CONNECTIONSSM
For contracts issued on or after April 29, 2013 and for contracts issued from May 2, 2011 through April 26, 2013
ALLIANZ VISIONSM NEW YORK
 For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
and
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Proposed Merger of the AZL® Morgan Stanley Global Real Estate Fund

At a meeting of the Board of Trustees of the Allianz Variable Insurance Products Trust (the “Board”), held on June 10, 2020, the Board approved a plan of reorganization (the “Plan”) to reorganize a series of the trust, the AZL® Morgan Stanley Global Real Estate Fund (the “Acquired Fund”), into another series, the AZL® S&P 500 Index Fund (the “Acquiring Fund”). The Acquired Fund will cease accepting new investments as soon as practicable following shareholder approval of the proposed merger.
The Board has called a special shareholder meeting scheduled for August 19, 2020, specifically for the purpose of obtaining shareholder approval of the Plan. Contract Owners of the Allianz Life variable annuity contracts with amounts allocated to the Portfolio as of the record date at the close of business on June 17, 2020 will receive a voting instruction card soliciting their voting instructions as to the Plan.
Subject to shareholder approval, the Plan will become effective at the close of business on or about August 19, 2020, or such other date as may be determined by the President of the Trust (the “Termination Date”). After the Termination Date, the Portfolio will cease business activities except for the purposes of winding up its affairs and taking other actions related to liquidation and dissolution.
From the date of the shareholder notice through the Termination Date, and up to 90 days thereafter, Contract Owners are permitted to transfer all or a portion of their Contract value, allocated to the Portfolio, into other eligible investment options, without limitation or charge. If no transfer instructions are received prior to the Termination Date, Contract Owners’ Contract value allocated to the Portfolio will be reallocated to the AZL® S&P 500 Index Fund.
Service fees

Fee Tables, footnote to the Annual Operating Expenses of the Investment Option. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer was incorrectly reported as 0.25% and is replaced with the correct figure of 0.55%.
Section 5, Investment Options. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer was incorrectly reported as 0.35% and is replaced with the correct figure of 0.55%.

PRO-003-0520
(VSN-400,VSN-159,CNT-400,CNT-062WW,VNY-400,VNY-146)
)